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                                                CONFIDENTIAL TREATMENT REQUESTED

                                                                    EXHIBIT 10.7

                     SOFTWARE LICENSE AND SERVICES AGREEMENT

            THIS SOFTWARE LICENSE AND SERVICES AGREEMENT (the "Agreement") is between SIEBEL SYSTEMS, INC., with its principal place of business at 4005 Bohannon Drive, Menlo Park, CA 94025 ("Siebel"), and MONTGOMERY SECURITIES, with its principal place of business at 600 Montgomery Street, San Francisco, CA 94111 ("Customer").

            The terms of this Agreement shall apply to each Program License granted and to all services provided by Siebel under this Agreement. When completed by the parties, the Order Form(s) shall evidence the Program Licenses (as defined in Section 2.1 below) to be provided to Customer hereunder. The terms and conditions set forth in this Agreement and in any Order Form issued pursuant hereto shall control in the event that there are different or additional terms set forth in any other purchase order form submitted by Customer or acceptance or confirmation form issued by Siebel. The terms and conditions of any Order Form shall control over any conflicting terms and conditions contained in the Agreement.

1.     DEFINITIONS.

       1.1. "ANCILLARY PROGRAM(S)" shall mean the third party software specified in one or more Order Forms issued pursuant to this Agreement and which are delivered with or embedded in the Programs and are necessary for the operation of the Programs.

       1.2. "COMMENCEMENT DATE" of each Program License shall mean the date on which Customer and Siebel enter into an Order Form pursuant to which Customer purchases Program Licenses for such Program(s).

       1.3. "DESIGNATED SYSTEM(S) shall mean the computer hardware and operating system(s) designated on the Order Form(s).

       1.4. "DOCUMENTATION" means Siebel's published guides, manuals and on-line help for use of the Licensed Software. As of the Effective Date, such guides and manuals for Siebel Sales Enterprise version 2.x are listed in EXHIBIT C.

       1.5. "LIMITED PRODUCTION PROGRAM" shall mean a Program which is not generally licensed for commercial use by Siebel or which is not listed in Siebel's generally available marketing literature or which is designated as a Limited Production Program by Siebel.

       1.6. "PROGRAM" OR "PROGRAMS" shall mean the User Programs and the Server Programs, all as described in one or more Order Forms issued pursuant to this Agreement; the media upon which such software is delivered to Customer; Documentation; and Updates.

       1.7. "ORDERED PROGRAM(S)" shall mean the User Programs and the Server Programs, all as described in one or more Order Forms issued pursuant to this Agreement.

       1.8. "SERVER PROGRAM(S)" shall mean those Programs specified in one or more Order Forms issued pursuant to this Agreement and which reside and operate on the Designated System.

       1.9. "SERVER SYSTEM(S)" shall mean the server hardware and operating system(s) of Customer and/or its Affiliates designated on the Order Form(s).

       1.10. "SOFTWARE MAINTENANCE AND SUPPORT SERVICES" shall mean Program support provided under Siebel's policies in effect on the date Software Maintenance and Support Services is ordered, subject to the payment by Customer of the applicable fees for such support. A copy of Siebel's current policy for Software Maintenance and Support Services is attached as EXHIBIT B. Siebel reserves the right to alter such policies from time to time using reasonable discretion.

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       1.11.  "UPDATE" shall mean a subsequent release of the Program which is generally made available for Program Licenses receiving Software Maintenance and Support Services, at no additional charge other than media and handling charges. Updates shall not include any release, option or future product which Siebel licenses separately or only offers for an additional fee, or any upgrade in features, functionality or performance of the Programs which Siebel licenses separately or only offers for an additional fee.

       1.12. "USER" or "USERS" shall mean a named individual or individuals authorized by Customer to use specified Programs, regardless of whether the individual is actively using the Programs at any given time. The maximum number of Users that may use the User Programs or access the Server Programs consistent with the terms of Program Licenses granted herein is specified in the Order Form(s). "Users" may include the employees of Customer and the employees of independent contractors and consultants of Customer provided such person's access to and use of the Programs is made subject to non-disclosure agreement which contains provisions which are consistent with the provisions of Section 9.1.

       1.13. "USER PROGRAMS" shall mean those Programs specified in one or more Order Forms issued pursuant to this Agreement and which reside and operate on User Systems.

       1.14. "USER SYSTEM" shall mean the computer hardware and operating systems operated by Users in the course of their employment with Customer, including notebook and portable computers.

       1.15. "ORDER FORM" shall mean the document (substantially in the form of Exhibit A) by which Customer orders Program Licenses and which is executed by the parties. Each Order Form shall reference the Effective Date of this Agreement and shall, upon signature by both parties, be deemed to have been incorporated into to this Agreement

2.     PROGRAM LICENSE.

       2.1.   RIGHTS GRANTED.

              A. Subject to the terms and conditions of this Agreement and effective as of the applicable Commencement Date of each Program License, Siebel grants to Customer a worldwide, nontransferable, nonexclusive license to use the Programs which the Customer obtains under this Agreement, including a worldwide, nontransferable, nonexclusive sublicense to use the Ancillary Programs, as follows:

                   i. To use the Server Programs solely for Customer's own internal data processing operations on the Designated Systems or on a backup system if the Designated Systems are inoperative, up to any applicable maximum number of designated Users set forth in the Order Form(s); to use the User Programs solely for Customer's own internal data processing operations for, and by up to, the number of designated Users indicated in the Order Form(s); provided, however, that Customer may not relicense the Programs or use the Programs for third-party training, commercial time-sharing, rental or service bureau use;

                   ii. To use the Documentation provided with the Programs in support of Customer's authorized use of the Programs; and to make limited copies of portions of the on-line help Documentation for internal use

                   iii. To reproduce, exactly as provided by Siebel, and distribute the Server Programs, the Ancillary Programs and up to that number of copies of the User Programs specified in the Order Form(s) to Customer for use by Customer, provided that (a) each User Program may be copied to up to one additional user system for each designated User; (b) Programs may be copied for archival or backup purposes; (c) all titles, trademarks, and copyright and restricted rights

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                         notices shall be reproduced in such copies; and (d) all
                         archival and backup copies of the Programs shall be subject to the terms of this Agreement; and

                   iv. To use the Programs in conjunction with other software products.

                   Except as set forth herein, no other copies shall be made without Siebel's prior written consent. For purposes of this Agreement, "Program License" shall constitute each license granted to Customer pursuant hereto to use a Server Program on a single Server System and each license granted to Customer for a User to use a User Program as specified in one or more Order Forms.

              B. Customer recognizes and agrees that the source code of the Programs contains valuable confidential information belonging to Siebel and its suppliers, and Customer therefore agrees not to cause or permit the reverse engineering, disassembly or decompilation of the Programs.

              C. Siebel and its suppliers shall retain all title, copyright and other proprietary rights in and to the Programs. Customer does not acquire any rights, express or implied, in the Programs, other than those specified in this Agreement. In the event that Customer makes suggestions to Siebel regarding new features, functionality or performance that Siebel adopts for the Programs, such new features, functionality or performance shall become the sole and exclusive property of Siebel, free from any restriction imposed upon Siebel by the provisions of Section 9.1 unless otherwise agreed to in writing by the parties prior to a Customer suggestion being given to Siebel.

              D. To use a User Program or a Server Program, Customer may need to use an Ancillary Program. The Ancillary Program may be used only in combination with Programs for the purpose of installing or operating Programs as described on the Order Form or Documentation, and for no other purpose. Customer shall have no right to use Ancillary Programs in connection or combination with any other software programs.

              E. As an accommodation to Customer, Siebel may supply Customer with pre- production releases of Programs (which may be labeled "Alpha" or "Beta"). Customer acknowledges that these products may not be suitable for general use and are provided explicitly subject to the provisions of Section 6.2.D.

              F. Programs acquired with United States Federal Government funds or intended for use within or for any United States federal agency are provided with "Restricted Rights" as defined in DFARS 252.227-7013(c)(1)(ii) or FAR 52.227-19.

       2.2.   ACCEPTANCE OF PROGRAM.

              A. The first time a Program License for each Program is issued to Customer pursuant to this Agreement, Customer shall have a thirty (30)-day "Acceptance Period," beginning on the applicable Commencement Date, to evaluate such Program. During the Acceptance Period, Customer may terminate the Program License by giving written notice to Siebel in accordance with Section 5.2 and returning the Program in accordance with Section 5.5. Unless such termination-notice is given, the license will be deemed accepted by Customer at the end of the Acceptance Period. To the extent that Customer is granted the right to make additional copies of such Program hereunder, all such copies, made by Customer or Siebel, shall be deemed accepted.

              B. In the event that Customer elects to terminate the Program Licenses for Programs ordered by Customer in the initial Order Form pursuant to Section 2.2.A of this Agreement, Customer's sole and exclusive remedy shall be to terminate this Agreement and to obtain a refund (except as otherwise provided in the Order Form) of any Program License fees paid under this Agreement as of such date.

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              C.   In the event that Customer elects to terminate a Program
                   License for other Program(s) ordered by Customer in any subsequent Order Form pursuant to Section 2.2.A of this Agreement, Customer's sole and exclusive remedy shall be to obtain a refund (except as otherwise provided in the Order
                   Form) of the corresponding Program License fees for such rejected Program(s).

       2.3.   TRANSFER AND ASSIGNMENT.

              A. Customer may, upon written notice to Siebel and payment of any then-applicable transfer fee, transfer a Program within its organization from the Designated System to another computer system; provided, however, that if Customer transfers the Program to a hardware and/or software platform which is not supported by Siebel at the time of such transfer, Siebel shall continue to provide Updates to Customer which operate on the Designated System and Siebel shall have no further obligation to fix errors which occur when the Program is run on the unsupported platform. Notwithstanding the foregoing, Customer shall remain obligated to pay for Software Maintenance and Support Services ordered by Customer prior to such transfer.

              B. Neither this Agreement nor any rights granted hereunder, nor the use of any of the Programs, may be sold, leased, assigned, or otherwise transferred, in whole or in part, by Customer, and any such attempted assignment shall be void and of no effect; provided, however, that Customer may assign this Agreement in connection with a merger, acquisition or sale of all or substantially all of its assets unless the surviving entity is a direct competitor of Siebel.

       2.4. VERIFICATION. At Siebel's written request, not more frequently than annually, Customer shall furnish Siebel with a document signed by an authorized representative of Customer (a) verifying that the Programs are being used pursuant to the provisions of this Agreement, including any User and other limitations, and that Customer is not in breach of any other license restrictions; (b) providing a list of Users by name; and (c) listing the locations, types and serial numbers of the Designated Systems on which the Server Programs are run.

              Siebel may, at its expense, and upon thirty (30) days' prior written notice to Customer, audit Customer's use of the Programs. Any such audit shall be conducted during regular business hours at Customer's facilities and shall not unreasonably interfere with Customer's business activities. If an audit reveals that Customer has underpaid fees to Siebel as a result of unauthorized use or copying of the Programs, Customer shall pay to Siebel such underpaid fees based on the Program License fees incurred by Customer for such Programs plus interest thereon at the prevailing U.S. dollar prime rate from the initial date of the unauthorized use. If the amount of the underpayment exceeds 5% of the license fees paid, then Customer shall also pay Siebel's reasonable costs of conducting the audit. Audits shall be conducted no more than once annually.

3.     SOURCE CODE ESCROW.

       Siebel has placed, or will place within thirty (30) days of the Commencement Date, documented and working order copies of the User Programs and Server Programs under the control of an escrow agent pursuant to the terms of an escrow agreement which provides for the release of the source code for such Programs to Customer in the event one or more of the following conditions exists and is uncorrected for a period of thirty (30) days: entry of an order as to Siebel under Title 11 of the United States Code, the making by Siebel of a general assignment for the benefit of creditors, the appointment of a general receiver or trustee in bankruptcy of Siebel's business or property, or action by Siebel under any state insolvency or similar law for the purpose of Siebel's bankruptcy, reorganization or liquidation.

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4.     TECHNICAL SERVICES.

       4.1. SOFTWARE MAINTENANCE AND SUPPORT SERVICES FOR PROGRAMS OTHER THAN LIMITED PRODUCTION PROGRAMS. Software Maintenance and Support Services shall be provided under Siebel's Software Maintenance and Support Services policies in effect on the date the Software Maintenance and Support Services is ordered, subject to the payment by Customer of the applicable fees. Customer hereby agrees to purchase Software Maintenance and Support Services for the three (3)-year period, commencing on the Commencement Date, for each Program which is licensed pursuant to this Agreement. Reinstatement of lapsed Software Maintenance and Support Services is subject to Siebel's Software Maintenance and Support Services reinstatement fees in effect on the date Software Maintenance and Support Services is re-ordered.

       4.2. SOFTWARE MAINTENANCE AND SUPPORT SERVICES FOR LIMITED PRODUCTION PROGRAMS. Customer may obtain Software Maintenance and Support Services for Limited Production Programs on a time and materials basis at Siebel's then-current rates for such services.

       4.3. TRAINING. Training will only be provided by Siebel as agreed to by the parties in accordance with Siebel's training and fee schedule in effect at the time such training is ordered.

       4.4. OTHER SUPPORT SERVICES. Other support services will only be provided by Siebel as agreed to from time to time by the parties, at Siebel's then-standard billing rate (currently $1,500 per person per day), plus actual travel and other out-of-pocket expenses.

       4.5. INCIDENTAL EXPENSES. For any on-site services requested by Customer, Customer shall reimburse Siebel for reasonable travel and other out-of-pocket expenses.

5.     TERM AND TERMINATION.

       5.1. TERM. Each Program License granted under this Agreement shall commence on the applicable Commencement Date and shall remain in effect perpetually unless such Program License or this Agreement is terminated as provided in Section 5.2 or 5.3 or in accordance with the provisions of Section 2.2.

       5.2. TERMINATION BY CUSTOMER. Customer may terminate any Program License at any time by providing written notice to Siebel; provided, however, that termination hereunder shall not relieve Customer of its obligations specified in Section 5.4.

       5.3. TERMINATION BY SIEBEL. Siebel may terminate this Agreement or any Program License upon written notice if Customer breaches this Agreement and fails to correct the breach within thirty (30) days following written notice from Siebel specifying the breach.

       5.4. EFFECT OF TERMINATION. Subject to the provisions of Section 2.2, termination of this Agreement or any Program License shall not limit either party from pursuing other remedies available to it, including injunctive relief, nor shall such termination relieve Customer of its obligation to pay all fees that have accrued or are otherwise owed by Customer under any Order Form. The parties' rights and obligations under Sections 2.1.B, 2.1.C and 2.2 and Sections 5, 6.1, 7, 8 and 9 shall survive termination of this Agreement.

       5.5. HANDLING OF PROGRAMS UPON TERMINATION. If a Program License granted under this Agreement terminates, Customer shall (a) cease using the applicable Programs, and (b) certify to Siebel within thirty (30) days after termination that Customer has destroyed, or has returned to Siebel, the Programs and all copies thereof. This requirement applies to copies in all forms, partial and complete, in all types of media and computer memory, and whether or not modified or merged into other materials. Before returning Programs to Siebel, Customer shall acquire a Return Material Authorization ("RMA") number from Siebel.

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6.     INDEMNITY, WARRANTIES, REMEDIES.

       6.1. INFRINGEMENT INDEMNITY. Siebel will defend and indemnify Customer against any and all costs, liabilities, damages and expenses incurred by Customer related to or arising out of a claim that the Programs infringe a trade secret, trademark, copyright, or patent recognized in the United States, provided that: (a) Customer notifies Siebel in writing within thirty (30) days of the Customer's written or other documented notice of a potential claim; (b) Siebel has sole control of the defense of such claim and all related settlement negotiations; and (c) Customer provides Siebel, at Siebel's reasonable expense, with the assistance, information and authority necessary to perform Siebel's obligations under this Section. Notwithstanding the foregoing, Siebel shall have no liability for any claim of infringement based on (i) use of a superseded or altered release of Programs if the infringement would have been avoided by the use of a current unaltered release of the Programs, which Siebe l provided to Customer, or (ii) use of the Programs in combination with any other software, hardware or data to the extent that the absence of such combination the Programs would not have been infringing.

              In the event the Programs are held or are believed by Siebel to infringe, Siebel shall have the option, at its expense, to (a) modify the Programs to be noninfringing; (b) obtain for Customer a license to continue using the Programs; or (c) terminate the Program License for the infringing Programs and refund the license fees paid for those Programs, such amount to be reduced by twenty percent (20%) for each year of the Customer's use thereof since the Commencement Date of the applicable Program License. This
              Section 6.1 states Siebel's entire liability and Customer's exclusive remedy for infringement.

       6.2.   LIMITED WARRANTIES AND DISCLAIMERS.

              A.   LIMITED PROGRAM WARRANTY. Siebel warrants for a period of one
                   (1) year from the date on which an Ordered Program is first delivered to Customer hereunder, that each unmodified Ordered Program for which Customer has a Program License will perform in all material respects the functions described in the Documentation when operated on a platform which is supported by Siebel.

              B. LIMITED MEDIA WARRANTY. Siebel warrants that the tapes, diskettes or other media upon which Programs are delivered by Siebel to Customer to be free of defects in materials and workmanship under normal use for ninety (90) days from the Commencement Date.

              C. LIMITED SERVICES WARRANTY. Siebel warrants that any services contracted to be performed by Siebel pursuant to this Agreement, including Maintenance and Support Services, shall be performed in a manner consistent with generally accepted industry standards. This warranty shall be valid for ninety
                   (90) days from performance of service.

              D. DISCLAIMERS. Siebel does not warrant that the Programs will meet Customer's requirements, that the Programs will operate in the combinations which Customer may select for use, that the operation of the Programs will be uninterrupted or error-free, or that all Program errors will be corrected. Limited Production Programs, pre-production releases of Programs, and computer-based training products are distributed "AS IS". THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

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                                               CONFIDENTIAL TREATMENT REQUESTED

       6.3. EXCLUSIVE REMEDIES. Customer must report in writing any breach of the warranties contained in Section 6.2 to Siebel during the relevant warranty period, and Customer's exclusive remedy and Siebel's entire liability for such breach shall be:

              A. FOR PROGRAMS. To use its commercially reasonable efforts to correct or provide a workaround for reproducible Program errors that cause breach of this warranty, or if Siebel is unable to make the Program operate as warranted, Customer shall be entitled to recover the fees paid to Siebel for the Program License, such amount to be reduced by [***] for each year of Customer's use thereof since the Commencement Date of the applicable Program.

              B. FOR MEDIA. The replacement of defective media, provided that Customer shall acquire an RMA number from Siebel before returning defective media to Siebel.

              C. FOR SERVICES. The reperformance of the services, or if Siebel is unable to perform the services as warranted, Customer shall be entitled to recover the fees paid to Siebel for the unsatisfactory services.

       6.4. GENERAL INDEMNITY. Siebel will indemnify, hold harmless, and at Customer's request defend, Customer from and against any loss, cost, liability or expense (including court costs and the reasonable fees of attorneys and other professionals) arising out of or resulting from the performance by Siebel of its obligations under this Agreement, to the extent caused by any negligent or willful act or omission of Siebel's employees or agents that contributes to the following: (i) any bodily injury, sickness, disease or death; (ii) any injury or destruction to tangible property resulting therefrom; or (iii) any violation of any statute, ordinance or regulation.

7.     LIMITATION OF LIABILITY GENERALLY.

       IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, DATA OR USE, INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER THAT NOTHING IN THIS SECTION OR THIS AGREEMENT SHALL LIMIT EITHER PARTY'S LIABILITY FOR DEATH OR PERSONAL INJURY CAUSED BY ITS NEGLIGENCE OR WILFULL CONDUCT.

       Notwithstanding the foregoing, Siebel's lost revenue caused by a breach by Customer of the scope of the license granted under Section 2 or its obligations regarding Siebel's intellectual property rights under Sections 2 and 9.1 shall constitute a direct damage. Siebel's liability for damages hereunder shall in no event exceed the amount of fees paid by Customer under this Agreement, and if such damages result from Customer's use of the Program or services, such liability shall be limited to fees paid for the relevant Program or services giving rise to the liability, such amount to be reduced [***] for each year of use thereof since the Commencement Date of the applicable Program License or the date of performance of the applicable services.

       The provisions of this Agreement allocate the risks between Siebel and Customer. Siebel's pricing reflects this allocation of risk and the limitation of liability specified herein.

8.     PAYMENT PROVISIONS.

       8.1. LICENSE FEES. License fees shall be payable as set forth in the Order Forms attached hereto. Concurrently with the execution of this Agreement, Customer agrees to place a binding initial order for Programs of not less than [***] in Program License Fees using the Order Form attached hereto as EXHIBIT A.

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       8.2.   SOFTWARE MAINTENANCE AND SUPPORT SERVICES. Fees for Software
              Maintenance and Support Services shall be payable annually, in advance, with the first payment due thirty (30) days from the applicable Commencement Date and the payment every year thereafter due in advance provided Customer has received Siebel's invoice not less than thirty (30) days prior to the applicable payment date. In the event Customer acquires additional Program Licenses pursuant to this Agreement, maintenance fees will be payable on the same terms except, however, that the first installment shall be pro-rated for the balance of the annual period referenced above such that all subsequent fees for maintenance, Updates and support shall be payable on the same anniversary date for all Program Licenses granted pursuant to this Agreement.

       8.3. OTHER FEES. All other applicable fees, if any, shall be payable thirty (30) days from the receipt of Siebel's invoice.

       8.4. LATE PAYMENTS. Any amounts payable by Customer hereunder which remain unpaid more than ten (10) days after the due date shall be subject to a late charge equal to one and one-half percent (1.5%) per month from the due date until such amount is paid.

       8.5. MEDIA AND SHIPPING CHARGES. Customer agrees to pay applicable media and shipping charges.

       8.6. TAXES. The fees listed in this Agreement do not include taxes; if Siebel is required to pay sales, use, property, value-added or other taxes based on the Program Licenses granted or services provided in this Agreement or on Customer's use of Programs or services, then such taxes shall be billed to and paid by Customer. This Section shall not apply to taxes based on Siebel's income.

9.     GENERAL TERMS.

       9.1. NONDISCLOSURE. By virtue of this Agreement, the parties may have access to information that is confidential to one another ("Confidential Information"). Siebel's Confidential Information shall include the Programs, formulas, methods, know how, processes, designs, new products, developmental work, marketing requirements, business and marketing plans, customer names, prospective customer names, the terms and pricing under this Agreement, any data relating to any research project, work in process, engineering, manufacturing, marketing, servicing, financing or personnel matter relating to Siebel, its present or future products, sales, suppliers, clients, customers, employees, investors or business partners (including any confidential information of such suppliers, clients, customers, employees, investors or business partners) and all information clearly identified in writing at the time of disclosure as confidential, but shall not include the source code for the Programs, which shal l be handled in accordance with the applicable provisions of the source code escrow agreement. Customer's Confidential Information shall include its formulas, methods, know how, processes, designs, new products, developmental work, marketing requirements, business and marketing plans, customer names, prospective customer names, proprietary software programs, the terms and pricing under this Agreement, any data relating to any research project, work in process, engineering, manufacturing, marketing, servicing, financing or personnel matter relating to Customer, its present or future products, sales, suppliers, clients, customers, employees, investors or business partners (including any confidential information of such suppliers, clients, customers, employees, investors or business partners) and all information clearly identified in writing at the time of disclosure as confidential.

              A party's Confidential Information shall not include information that (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (d) is independently developed by the other party. Customer shall not disclose the results of any performance tests of the Programs to any third party without Siebel's prior written approval.

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              The parties agree to hold each other's Confidential Information in confidence during the term of this Agreement and for a period of five years after termination of this Agreement. The parties agree, unless required by law, not to make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any purpose other than in the performance of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the terms of this Agreement.

       9.2. GOVERNING LAW. This Agreement and all matters arising out of or relating to this Agreement, shall be governed by the laws of the State of California, excluding its conflict of law provisions. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from the application to this Agreement.

       9.3. JURISDICTION. Any legal action or proceeding relating to this Agreement shall be instituted in a state court in Santa Clara or San Mateo County, California, or in a federal court in the Northern District of California. Siebel and Customer agree to submit to the jurisdiction of, and agree that venue is proper in, these courts in any such legal action or proceeding.

       9.4. NOTICES. All notices, including notices of address change, required to be sent hereunder shall be in writing and shall be deemed to have been given upon the date sent by confirmed facsimile or three (3) days following the date such notice was mailed by first class mail, to the addresses first set forth above.

              To expedite order processing, Customer agrees that Siebel may treat documents faxed by Customer to Siebel as original documents; nevertheless, either party may require the other to exchange original signed documents.

       9.5. SEVERABILITY. In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force.

       9.6. WAIVER. The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions for nonpayment or breach of Siebel's proprietary rights in the Programs, no action, regardless of form, arising out of this Agreement may be brought by either party more than one year after the cause of action has accrued.

       9.7. EXPORT ADMINISTRATION. Customer agrees to comply fully with all relevant export laws and regulations of the United States ("Export Laws") to assure that neither the Programs nor any direct product thereof are (i) exported, directly or indirectly, in violation of Export Laws; or (ii) are intended to be used for any purposes prohibited by the Export Laws, including, without limitation, nuclear, chemical, or biological weapons proliferation.

       9.8. RELATIONSHIP BETWEEN THE PARTIES. Siebel is an independent contractor; nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the parties.

       9.9. SUCCESSORS. This Agreement shall inure to the benefit of the successors and assigns of Siebel and, subject to the restrictions on transfer or assignment herein set forth in Section 2.3, shall be binding upon the Customer and Customer's successors and assigns.

       9.10. PUBLICITY. Upon Customer's prior written approval, Customer and Siebel agree to issue a joint press release regarding the licensing to Customer of the Programs, and for a mutually determined executive of Customer to publicly endorse the Siebel's product and the Customer's relationship with Siebel. Upon Customer's prior written approval, Customer agrees to allow Siebel to publicize its licensing of the Programs to Customer in its marketing and advertising material, and authorizes to reproduce its company logo in connection therewith.

       9.11. ENTIRE AGREEMENT. This Agreement, together with the exhibits, appendices and attachments hereto, constitutes the complete agreement between the parties and supersedes all prior or contemporaneous agreements or representations, written or oral, concerning the subject matter of this Agreement and such exhibits, appendices and attachments. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party. No other act, document, usage or custom shall be deemed to amend or modify this Agreement.

       The Effective Date of this Agreement shall be March 29, 1996.

EXECUTED BY MONTGOMERY SECURITIES             EXECUTED BY SIEBEL SYSTEMS, INC.
LWC INVESTMENTS, A GENERAL PARTNER

Signature:                                    Signature:
          -----------------------------                 ------------------------

Name:                                         Name:
     ----------------------------------            -----------------------------

Title:                                        Title:
      ---------------------------------             ----------------------------

Date:                                         Date:
     ----------------------------------            -----------------------------

Signature:
          -----------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------
Date:
     ----------------------------------

                                               CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT A

                                   ORDER FORM

Customer Name:            Montgomery Securities
              ----------------------------------------------------

Effective Date of Software License and Services Agreement:    March 29, 1996
                                                          ----------------------

Number of Server Systems:
                         ------------------

Maximum Number of Named Users: [***] except as otherwise provided below with
                              --------------------------------------------------
respect to certain User Programs
- --------------------------------

DESIGNATED SYSTEM:

       Server Hardware                      NT
       Server Location(s)                   600 Montgomery Street, San Francisco
       Data Base Management System          Sybase v11

USER PROGRAMS:

=============================================================================================================================
USER PROGRAMS LICENSED:               Number       PROGRAM NUMBER       VERSION              PRICE PER NAMED USER
                                     of Users
- -----------------------------------------------------------------------------------------------------------------------------
Siebel Sales Enterprise                [***]      10 M01-SE-02000         2.1                  [***]
- -----------------------------------------------------------------------------------------------------------------------------
Marketing Encyclopedia                 [***]      10 M01-ME01-02000       2.1                  [***]
- -----------------------------------------------------------------------------------------------------------------------------
Correspondence System                  [***]      10 M01-CR01-02000       2.1                  [***]
- -----------------------------------------------------------------------------------------------------------------------------
Revenue Forecasting System             [***]      10 M01-RV01-02000       2.1                  [***]
- -----------------------------------------------------------------------------------------------------------------------------
Reportwriter with Standard Reports     [***]      10 M01-RW01-02000       2.1                  [***]
- -----------------------------------------------------------------------------------------------------------------------------
Executive Information Systems          [***]      10 M01-EI01-02000       2.1                  [***]
- -----------------------------------------------------------------------------------------------------------------------------
Tele Business Extensions               [***]      10 M01-TE01-02000       2.1                  [***]
- -----------------------------------------------------------------------------------------------------------------------------
Field Sales Synchronization            [***]      10 M01-FS01-02000       2.1                  [***]
- -----------------------------------------------------------------------------------------------------------------------------
Business Object Configurator           [***]      10 M01-BO01-02000       2.1                  [***]
=============================================================================================================================

                                               CONFIDENTIAL TREATMENT REQUESTED

SERVER PROGRAMS:

=====================================================================================================================
SERVER PROGRAMS LICENSED:            PROGRAM NUMBER       VERSION       PRICE PER NAMED USER
- ---------------------------------------------------------------------------------------------------------------------
Marketing Administration Manager    10 M01-MM01-02000       2.1         [***]
Sales Administration Manager        10 M01-SA01-02000       2.1         [***]
Data Replication Manager            10 M01-DR01-02000       2.1         [***]
Enterprise Integration Manager      10 M01-EM01-02000       2.1         [***]
=====================================================================================================================

                                               CONFIDENTIAL TREATMENT REQUESTED

ANCILLARY PROGRAMS:

================================================================================
            PRODUCT                                                      VERSION
- --------------------------------------------------------------------------------
Watcom SQL Database Runtime                                             v4.0
- --------------------------------------------------------------------------------
MS Access Runtime                                                       v2.0
- --------------------------------------------------------------------------------
Adobe Acrobat Exchange LE                                               v2.x
- --------------------------------------------------------------------------------
Adobe Type Manager                                                      v3.01
- --------------------------------------------------------------------------------
MS ODBC Drivers                                                         v3.x
================================================================================

- --------------------------------------------------------------------------------
TOTAL PROGRAM LICENSE FEES FOR USER, SERVER AND ANCILLARY PROGRAM     [***]
LICENSES FOR [***] USERS DUE AND PAYABLE AS FOLLOWS:

[***] ON OR BEFORE EXECUTION OF THIS AGREEMENT(1)

[***] NET 30 DAYS FROM THE EXECUTION OF THIS AGREEMENT(2)
================================================================================

(1) This payment is nonrefundable.

(2) This payment is nonrefundable unless Customer gives Siebel a written termination-notice within the thirty (30)-day Acceptance Period in accordance with the provisions of Section 2.2A.

SOFTWARE MAINTENANCE AND SUPPORT SERVICES: Customer hereby purchases Software Maintenance and Support Services for that number of Program Licenses for each supported Program which Customer purchases pursuant to this Agreement, for the three year period commencing on the applicable Commencement Date. The annual fee for such Software Maintenance and Support Services shall be 15% of the cumulative license fees due under this Agreement.

TOTAL ANNUAL MAINTENANCE FEES                                     $ [***]/YEAR

SUBSEQUENT ORDERS. Assuming Customer enters into a binding license agreement for [***] in Program License Fees by March 31,1996, and pays such amount on or before April 30, 1996, Siebel will extend to Customer the same quantity discount of [***] from Siebel's then current List Price for additional Program Licenses purchased prior to December 31, 1997, pursuant to a new binding, noncancelable Order Form (substantially in the form of this EXHIBIT A). These discounts apply only to minimum purchases of the same configuration of Programs purchased herein in blocks of not less than [***] Users. In addition, Customer may purchase Program Licenses for the Database Extension Manager Server Program at the same [***] quantity discount from Siebel's then current List Price if such Program Licenses are purchased prior to December 31, 1996 and in a minimum block of [***] Users.

ORDER ACCEPTED AND ACKNOWLEDGED:
MONTGOMERY SECURITIES                       SIEBEL SYSTEMS, INC.
LWC INVESTMENTS, A GENERAL PARTNER

Signature:                                  Signature:
          ----------------------------                --------------------------

Name:                                       Name:
     ---------------------------------           -------------------------------

Title:                                      Title:
      --------------------------------            ------------------------------

Date:                                       Date:
     ---------------------------------           -------------------------------


Signature:
          ----------------------------

Name:
     ---------------------------------

Title:
      --------------------------------

Date:
    ---------------------------------

                                    EXHIBIT B


               SOFTWARE MAINTENANCE AND SUPPORT SERVICES SCHEDULE

At any given time, Siebel shall provide support for (a) the then-current version of the Programs enumerated in Order Forms executed pursuant to an applicable Software License and Services Agreement, (b) the immediately preceding version of such Programs, but only for a period of six (6) months following the release of the then-current version. In any event, Siebel agrees that it will shall provide support for every major release of the Programs (e.g., version 2, version 3) for a period of not less than 12 months following the date of initial release. Such Programs are referred to in this Schedule as the "Supported Programs."

1.            MAINTENANCE.

       1.1 Software Maintenance covers Supported Programs. Siebel will use reasonable commercial efforts to cure, as described below, reported and verifiable errors in Supported Programs so that such Programs operate as specified in the associated Documentation. Siebel recognizes three error levels:

                   High severity error: A high severity error is an error which halts the operation of a Program and for which there is no work-around. Siebel will begin work on the error within two hours of notification during normal business hours and will engage development staff until an acceptable work-around is achieved.

                   Low severity error: A low severity error may halt operation of a Program but has a work-around available. Siebel will begin work on the error within a day of notification and will engage development staff.

                   Inconvenience: An error which exhibits incorrect
              functionality but does not halt operation of a Program. Siebel will use its best efforts to deliver a fix or a work-around in a subsequent Program Update.

              Siebel will provide Customer with a single copy of the fix or work-around on suitable media. Customer will distribute the fix or work-around to User Systems or Server Systems as necessary.

2.            UPDATES.

       2.1 Siebel shall, from time to time, in its sole discretion make Updates to Supported Programs available to Customer at no additional charge except for media and handling charges.

3.            SUPPORT.

       3.1 Customer shall establish and maintain the organization and processes to provide "First Line Support" for the Supported Programs directly to Users. First Line Support shall include but not be limited to (a) a direct response to Users with respect to inquiries concerning the performance, functionality or operation of the Supported Programs, (b) a direct response to Users with respect to problems or performance deficiencies with the Supported Programs, (c) a diagnosis of problems or performance deficiencies of the Supported Programs and (d) a resolution of problems or performance deficiencies of the Supported Programs.

                                               CONFIDENTIAL TREATMENT REQUESTED

       3.2 If after reasonable commercial efforts Customer is unable to diagnose or resolve problems or performance deficiencies of the Supported Programs, Customer shall contact Siebel for "Second Line Support" and Siebel shall provide support for the Supported Programs in accordance with Siebel's then current policies and procedures for Second Line Support.

       3.3 Siebel shall establish and maintain the organization and processes to provide Second Line Support for the Supported Programs to Customer. Second Line Support shall be provided to Customer only if, after reasonable commercial efforts, Customer is unable to diagnose and/or resolve problems or performance deficiencies of the Programs. Second Line Support shall be provided to up to two designated representatives of Customer. Siebel shall not provide Second Line Support directly to Users. [Note: Other representatives of Customer are free to contact appropriate representatives of Siebel to discuss or obtain assistance on technical matters not related to Second Line Support]

       3.4 Second Line Support shall include but not be limited to (i) a diagnosis of problems or performance deficiencies of the Supported Programs and (ii) a resolution of problems or performance deficiencies of the Supported Programs, in each case via telephone.

       3.5 Second Line Support shall be provided via telephone (800-214-0400) by Siebel from 8:30 a.m. Pacific Time to 6:00 p.m. Pacific time on regular U.S. business days, holidays excepted.

4.            MAINTENANCE AND SUPPORT FEES.

       4.1 Annual Fees: Annual Fees for software maintenance, update and support services as described herein shall be equal to [***] of the as stated on the applicable Order Form as "Total Program License Fees" provided, however, that the fees for such Software Maintenance and Support Services shall not increase by more than [***] of the previous year's fees for a comparable level of service. Such fees shall be payable annually, in advance, with the first payment due thirty (30) days from applicable Commencement Date and the payment every year thereafter due in advance. In the event Customer acquires additional Program Licenses, maintenance fees for such additional Programs will be payable on the same terms except, however, that the first installment shall be pro-rated for the balance of the annual period referenced above such that all subsequent fees for maintenance, updates and support shall be payable on the same anniversary date for all Program Licenses granted to the Agreement.

       4.2 Reinstatement: Siebel may, at its sole option, reinstate lapsed Software Maintenance and Support Services in accordance with its then current policies upon payment by Customer of the applicable reinstatement fee.

5. EXCLUDED SERVICES. The following services are outside the scope of Siebel's Software Maintenance and Support Services:

       5.1 Service for Programs which have been subject to unauthorized modification by Customer.

       5.2    Service which becomes necessary due to:

              (i) Failure of computer hardware or equipment or programs not covered by this schedule; or

              (ii) Catastrophe, negligence of Customer or any third party, operator error, improper use of hardware or software or attempted maintenance by unauthorized persons.

       5.3    Services at the Customer's site.

6. OTHER TERMS. Except as stated in this Schedule, services shall be subject to the terms and conditions of the applicable Software License and Services Agreement between Siebel and Customer.

                                               CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT C

                                  DOCUMENTATION

Description of Documentation:

Siebel's Documentation includes on-line help for all licensed users and three
(3) copies of the Siebel Sales Enterprise Installation Guide and the Administration Guide per site is provided at [***]. Additional
Documentation is priced as follows:

DOCUMENTATION(2)                                   VERSION     PRICE PER COPY(6)
Release Notes(3)                                    v 2.0      $[***]
Installation and Upgrade Guide(3)                   v 2.0      [***]
Administration Guide(3)                             v 2.0      [***]
Database Extension Reference Manual(3),(4)          v 2.0      [***]
Business Object Configuration Guide(3),(4),(5)      v 2.0      [***]

(2) Documentation currently available from Siebel as of the Effective Date. Siebel reserves the right to add, delete or modify the Documentation and any related fees at any time.

(3) Non-disclosure provisions consistent with the terms of this Agreement are required before access or disclosure of any kind is given to Customer employees or third parties.

(4) Available only to Customers with a Database Extensibility software license.

(5) Available only to Customers with a valid Business Object Configurator software license.